                                                                   Exhibit 24(A)


                            DUKE ENERGY CORPORATION


                               Power of Attorney
                               -----------------

      Registration Statement on Form S-3 under the Securities Act of 1933 with respect to up to 10,000,000 shares of Common Stock, without par value, of Duke Energy Corporation to be issued under the InvestorDirect Choice Plan of said
                            Duke Energy Corporation
                            (Registration Statement)


          The undersigned, Duke Energy Corporation, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Richard B. Priory, Richard J. Osborne, David L. Hauser and Ellen T. Ruff, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Registration Statement of said Duke Energy Corporation and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.


         Executed the 15th day of April, 1999.




                              DUKE ENERGY CORPORATION

                              By  /s/ R. B. Priory
                                  ----------------
                                 Chairman, President and
                                 Chief Executive Officer
(Corporate Seal)



ATTEST:
/s/ Robert T. Lucas III
-----------------------
Assistant Secretary


/s/ R.B. Priory                                 Chairman, President and Chief Executive Officer
-----------------------------------------         (Principal Executive Officer and Director)
R. B. Priory

/s/ Richard J. Osborne                       Executive Vice President and Chief Financial Officer
-----------------------------------------                (Principal Financial Officer)
Richard J. Osborne

/s/ Jeffrey L. Boyer                                Vice President and Corporate Controller
-----------------------------------------               (Principal Accounting Officer)
Jeffrey L. Boyer

/s/ G. Alex Bernhardt
-----------------------------------------                         (Dire
ctor)
G. Alex Bernhardt

/s/ Robert J. Brown
-----------------------------------------                         (Director)
Robert J. Brown

/s/ William A. Coley
-----------------------------------------                         (Director)
William A. Coley

/s/ William T. Esrey
-----------------------------------------                         (Director)
William T. Esrey

/s/ Ann M. Gray
-----------------------------------------                         (Director)
Ann M. Gray

/s/ Dennis R. Hendrix
-----------------------------------------                         (Director)
Dennis R. Hendrix

/s/ Harold S. Hook
-----------------------------------------                         (Director)
Harold S. Hook

/s/ George Dean Johnson, Jr.
-----------------------------------------                         (Director)
George Dean Johnson, Jr.

/s/ Max Lennon
-----------------------------------------                         (Director)
Max Lennon


/s/ Leo E. Linbeck, Jr.
-----------------------------------------                         (Director)
Leo E. Linbeck, Jr.

/s/ James G. Martin
-----------------------------------------                         (Director)
James G. Martin

/s/ Russell M. Robinson, II
-----------------------------------------                         (Director)
Russell M. Robinson, II